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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 25, 2006

                          Commonwealth Bankshares, Inc.
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             (Exact name of registrant as specified in its charter)

            Virginia                    01-17377               54-1460991
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  (State or other jurisdiction        (Commission           (I.R.S. Employer
       of incorporation)              File Number)         Identification No.)

        403 Boush Street, Norfolk, Virginia                     23510
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      (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (757) 446-6900


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 2 - FINANCIAL INFORMATION
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Item 2.02  Results of Operations and Financial Condition.

         On July 25, 2006, Commonwealth Bankshares, Inc. issued a press release announcing record earnings for the quarter and six months ended June 30, 2006. A copy of the Company's press release is attached as Exhibit 99.1 hereto and is herby incorporated herein by reference.

SECTION 8 - OTHER EVENTS
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Item 8.01  Other Events.

         On July 25, 2006, Commonwealth Bankshares, Inc. issued a press release announcing the declaration of a quarterly dividend payable August 31, 2006 to shareholders of record as of August 21, 2006. A copy of the Company's press release is attached as Exhibit 99.1 hereto and is herby incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS
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Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

        99.1 Press Release, dated July 25, 2006, entitled "Commonwealth Bankshares, Inc., Norfolk, VA, Announces Record Earnings for the Quarter and Six Months Ended June 30, 2006 and Declares Quarterly Cash Dividend."

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                             Commonwealth Bankshares, Inc.


Date: July 25, 2006                          By:    /s/ Cynthia A. Sabol, CPA
                                                    ----------------------------
                                             Name:  Cynthia A. Sabol, CPA
                                             Title: Executive Vice President and
                                                    Chief Financial Officer